Exhibit 99.1

NASDAQ / LSE: FRMI The TensorWave Lease | $6.5B over 15 Years A binding 15 - year phase one lease for 222 MW of total power capacity, backed by credit support from AMD $6.5B Phase one contracted revenue over the 15 - year initial term 222 MW Phase one total power capacity 156 MW Critical IT capacity Q4 2027 Phased delivery begins; completes early 2028 LEASE HIGHLIGHTS • Term: 15 - year initial term with two 5 - year renewal options; 2.5% annual escalators • Structure: Turnkey lease - Fermi develops, builds, and delivers; TensorWave takes occupancy in phases from Q4 2027 • Economics: Estimated phase one project - level NOI margin of approximately 75% - 80%; natural gas and variable power charges are passed through • Unit costs: Power capex of $3 - 4M per MW of total power capacity; turnkey data center capex of $10 - 12M per MW of critical IT capacity • AMD (A/stable S&P, A1/stable Moody’s) credit support: Signed - credit support beginning once construction is complete and rent starts; supports project financing THE TENANT • TensorWave : Fast - growing AI cloud built exclusively on AMD Instinct GPUs - among the world's largest all - AMD deployments • Backing: $350M Series B raised; investors include AMD, Magnetar, Maverick Silicon, and Nexus Venture Partners • Scale: >2 GW of secured capacity across its platform • Credit support: Credit support agreement with investment - grade AMD ; ends early if TensorWave or its guarantor holds an investment - grade rating for 12 consecutive months

NASDAQ / LSE: FRMI Disclaimers Forward - Looking Statements This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . All statements that do not relate to matters of historical fact should be considered forward - looking statements, including, without limitation, statements regarding our development plans, cons truction timelines, permitting and regulatory approvals, tenant agreements, financing activities, generation capacity, future expansion of Project Matador, and anticipated operational miles ton es. These statements are based on current expectations and assumptions and are subject to known and unknown risks, uncertainties, an d other important factors that could cause actual results to differ materially from those expressed or implied by such forward - looking statements. These factors include, among others: our a bility to obtain and maintain required permits and regulatory approvals, including from the NRC and TCEQ; our ability to secure binding tenant agreements and creditworthy counterparties; the availability of project financing and capital on acceptable terms; risks associated with large - scale construction and infrastructure development; interconnection availability and grid constraints ; supply chain and equipment procurement risks; commodity availability and pricing, including natural gas and water; risks associated with nuclear development and licensing; counterpa rty performance; and broader economic, regulatory, and market conditions. Statements regarding potential generation capacity in excess of currently permitted levels, including any reference to expans ion beyond approximately 6 GW or up to 11 GW or 17 GW, are subject to the successful receipt of additional permits and approvals, financing, interconnection capacity, land acquisition, an d other factors, and there can be no assurance that such capacity will be developed or achieved. Statements regarding total site acreage, including any reference to expansion beyond currently controlled or leased land, are su bject to the closing of pending acquisitions, land availability, and other factors, and there can be no assurance that such acreage will be realized. Statements regarding the AMD backstop agreement and related project financing arrangements are subject to customary condition s, including that AMD’s obligations begin only after construction is complete and rent commences on the final delivery phase, and are qualified in their entirety by the terms of the applicabl e a greements. These forward - looking statements represent management’s expectations as of the date of this presentation. Except as required by law, the Company undertakes no obligation to update or revise these statements. Additional information regarding these and other risks is included in the Company’s Form 10 - K and other filing s with the Securities and Exchange Commission. Non - GAAP Financial Measures This presentation includes expected Project NOI and expected Project NOI margin for the TensorWave phase one lease, which are non - GAAP financial measures. The Company defines expected Project NOI as expected fixed lease payments under the lease (base rent and fixed capacity charges, including fixed contractu al escalators) less expected non - reimbursable operating expenses of the data center and the power generation assets that serve it, including operations and maintenance, long - term service agreement costs, insurance, property taxes, ground rent, an allocation of campus common area costs and an operating cost contingency. Expected Project NOI margin is expected Project NOI divided by ex pec ted fixed lease payments. These measures exclude variable power charges passed through to the tenant and the associated variable power costs, and exclude depreciation and amortization , s elling, general and administrative expenses, interest expense and capital expenditures. The Company believes these measures are useful to investors in evaluating the expected operating perfor man ce of the lease, and management uses them for that purpose. They have limitations as analytical tools and should not be considered in isolation or as a substitute for measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Operating income is the GAAP measure most directly comparable to expected Project NOI. The Company has not provided a reconciliation of these measures to operating income because the facility has not commenced operations and the Company cannot predict without unreasonable effort certain items re qui red to calculate operating income, principally depreciation, which depends on final capitalized project costs and placed - in - service dates, and the allocation of selling, general and adminis trative expenses. These items could be significant. Other companies, including real estate investment trusts, may calculate similarly titled measures differently.